OFFICE LEASE

THIS LEASE is made as of the 28th day of August, 1996, by and between Landlord and Tenant.
                                   WITNESSETH:

1. TERMS AND DEFINITIONS. For the purposes of this Lease, the following terms shall have the following definitions and meanings:

Landlord:       LUM KIP KEE, LIMITED, a Hawaii Corporation, and SAN TEI COMPANY,
                a Hawaii limited partnership, doing business as Sandalwod Land
                Company

Landlord's Address:        C/O KCS Properties, Inc.
                           7919 Folsom Boulevard, Suite 300
                           Sacramento, California 95826

Tenant:                    AMERICAN RIVER BANK, a California corporation

Building Address:          2240 Douglas Boulevard
                           Roseville, California

Suite Number:              100

Premises:                  Those certain premises defined in Subparagraph 2(a)
                           hereinbelow

Rentable Area of Premises: Agreed to be 3790 square feet

Floor upon which the
Premises are located:      First

Term:                      Ten (10) years

Allowance Work:            All the work to be done at Landlord's expense in the
                           Premises pursuant to the provisions of the Work
                           Letter Agreement described in Paragraph 2 below.

Above-Allowance Work:      All the work to be done in the Premises by Landlord
                           pursuant to the provisions of the Work Letter
                           Agreement other than Allowance Work

Leasehold Improvements:    The aggregate of Allowance Work and Above-Allowance
                           Work

Commencement Date:         See Paragraph 3

Annual Basic Rent:
                           Months 1-30     $6253.50      (Annual = $75,042.00)
                           Months 31-60     6897.80      (Annual =  82,773.60)
                           Months 61-90     7428.40      (Annual =  89,140.80)
                           Months 91-120    8034.80      (Annual =  96,417.60)


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Direct Expenses Base:      Actual expenses for 1997 (subject to the provisions
                           of Paragraph 6)

Tenant's Percentage:       8.89% (subject to provisions of Paragraph 6)

Security Deposit:          No security deposit has been paid.

Landlord's Broker.         Aguer Pipgras Associates

Tenant's Broker:           Colliers Iliff Thorn

Applicable Transportation  Placer County and City of Roseville
Management Agreement(s) Ordinance(s):

2.       PREMISES AND COMMON AREAS LEASED.

(a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises contained within the suite designated in Paragraph 1, outlined on the Floor Plan attached hereto and marked EXHIBITS "A" and "A-1" and incorporated herein by this reference, and improved by Landlord with the Leasehold Improvements described in the Work Letter Agreement, a copy of which is attached hereto and marked EXHIBIT "B" and incorporated herein by this reference, said Premises being agreed, for the purposes of this Lease, to have an area approximately the number of square feet designated in Paragraph 1 and being situated on the Floor(s) designated in Paragraph 1, of that certain office building located at the address designated in Paragraph 1 (hereinafter called "Building"). The definition of the Premises specifically includes the automatic teller machine and night depository (collectively, "ATM") to be installed by Tenant outside the Suite designated on page 1 of this Lease in the location shown on EXHIBIT "A". The Premises exclude the common stairways, stairwells, hallways, accessways, elevator shafts, flues, pipe shafts, vertical ducts, conduits, wires and appurtenant fixtures serving exclusively for or in common with other parts of the Building. By taking possession of the Premises, Tenant accepts the Leasehold Improvements as completed or as substantially completed, and in the latter case, any incomplete or corrective items will be completed by Landlord in accordance with the procedure for "punchlist" items set forth in the Work Letter Agreement.

The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon on the condition of such performance.

         Tenant acknowledges and agrees that this Lease shall be subject and subordinate to the terms and conditions of any and all covenants, conditions or restrictions now or hereafter affecting the Building (the "COVENANTS, CONDITIONS & RESTRICTIONS").

         (b) Tenant shall have the nonexclusive right to use in common with other tenants in the Building and subject to the Rules and Regulations referred to in Paragraph 30 below, the following areas appurtenant to the Premises:

                  (1) The common entrances, lobbies, restrooms, elevators, stairways, and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises (except to the extent exclusively leased by Landlord to other tenants);

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                  (2) Common walkways and sidewalks Pals necessary for access to the Building maintained by Landlord.

         (c) Landlord reserves the right from time to time without unreasonable interference with Tenant's use:

                  (1) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building;

                  (2)      To alter or relocate any other common facility.

         (d) The "USABLE AREA" of the Premises, measured in accordance with the American National Standard Method of Measuring Floor Area in Office Buildings, ANSI Z65.1-1980, published by the Building Owners and Managers Association International, is agreed to be 3,445 square feet. The term "RENTABLE AREA" as used in this Lease is agreed to be as provided in Section 1, above, determined by multiplying the Usable Area by 10%.

         (e) Tenant agrees to cooperate with any private or governmental efforts to reduce the traffic generated by the Building as required by any applicable Ridesharing Ordinance, Transportation Management Agreement, or Building Transportation Management Plan (collectively the "TRANSPORTATION PLAN") and any similar or successor ordinances, laws or agreements. Before signing this Lease, Tenant shall have reviewed the applicable Transportation Plan documents referenced in Paragraph 1 above and agrees to comply with the provisions thereof which are relevant to Tenant and its employees. Tenant further agrees that upon Landlord's request it will designate one of its employees to act as a liaison with Landlord to facilitate and coordinate the administration of the aforementioned traffic reduction efforts.

         3. TERM. The term of this Lease shall commence (the "Commencement Date") on the earlier of (a) the date possession of the Premises is delivered to Tenant with the Leasehold Improvements (but not including the ATM) substantially completed; or (b) the date Tenant commences business operations from the Premises. For purposes of this Lease, substantial completion of the Leasehold Improvements is deemed to occur on the issuance of a temporary certificate of occupancy by the City of Roseville permitting Tenant to occupy the Premises. Landlord agrees to deliver possession of the Premises to Tenant on a Thursday. The Lease shall terminate on the tenth anniversary of the Commencement Date of the Lease, unless the term hereby demised shall be sooner terminated as hereinafter provided.

         4. POSSESSION. Landlord agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant on or before December 19, 1996, Tenant shall have the right to terminate the Lease by sending written notice to Landlord, which notice shall be effective ten (10) days from receipt by Landlord unless Landlord delivers possession of the Premises to Tenant with the Leasehold Improvements substantially competed during the ten (10)-day period. The December 19, 1996 date shall be extended for each day of Tenant delay as described in paragraph 12 of the Work Letter Agreement attached hereto as Exhibit B. Landlord shall not be liable to Tenant for any loss or damage resulting from failure to deliver the Premises to Tenant.

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         5. ANNUAL BASIC RENT. (As used in Paragraph 5, "Annual" and "YEAR"
refer to twelve (12)-month periods based on the lease term commencement date and each anniversary thereof, and not to calendar year.)

         Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the Annual Basic Rent designated in Paragraph 1 (subject to adjustment as hereinafter provided) in twelve (12) equal monthly INSTALLMENTS, each in advance on the first (1st) day of each and every calendar month during said term, except that the first month's rent shall be paid upon the execution hereof. In the event the term of this Lease commences or ends on a day other than the first
(1st) day of a calendar month, then the rental for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such rental shall be paid at the commencement of such periods. Tenant hereby acknowledges that Landlord shall not send monthly statements and invoices as a condition to Tenant paying any rent due under this lease. All amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as "rent" shall be considered rent for purposes of this Lease and for purposes of Section 502(b)(6) of the Bankruptcy Code (Title II U.S.C.). In addition to said Annual Basic Rent, Tenant agrees to pay the amount of the rental adjustments as and when hereinafter provided in this lease. Said rental shall be paid to Landlord, without any prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Paragraph 1 or to such other person or at such other place as Landlord may from time to time designate in writing. Tenant agrees to pay as additional rent to Landlord, upon demand, Tenant's Percentage of any parking charges, utilities, surcharges, or any other costs levied, assessed or imposed by, or at the direction of or resulting from statutes or regulations, or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises. Rent for the purposes of Section 365(d)(3) of the Bankruptcy Code (Title 11 U.S.C.) shall be prorated for any partial month in which the Tenant is a debtor in a case under the Bankruptcy Code and such prorated rent shall be deemed arising from and after the order for relief and shall be due in advance on the day after the day of filing the bankruptcy petition.

         6.       RENTAL ADJUSTMENT.

                  (a) CALCULATION OF DIRECT EXPENSES. For the purpose of this Subparagraph 6(a), the following terms are defined as follows:

         LEASE YEAR: The calendar year 1996, and each calendar year thereafter.

         TENANT'S PERCENTAGE: Tenant's portion of the total rentable area of the Building as set forth as a percentage in Paragraph 1 above subject to proportionate increase or decrease if the rentable area of the Building is increased or decreased, but without regard to minor deviations between the actual footage and those used to compute Tenant's Percentage. If such increase or decrease occurs during any Lease Year of the term of this Lease, then the Tenant's Percentage shall be determined on the basis of the number of days during such Lease Year at each such percentage.

         DIRECT EXPENSES BASE: The amount of the annual Direct Expenses for the Building which Landlord has utilized in establishing the Tenant's Annual Basic Rent and which amount is set forth in Paragraph 1 above as the "DIRECT EXPENSES BASE."

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                  DIRECT EXPENSES: All direct costs of operation and maintenance of the Building ("DIRECT EXPENSES"), including the following costs by way of illustration, but not limitation: Real property taxes and assessments (as hereinafter defined) and any taxes or assessments hereafter imposed in lieu thereof; the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Premises reasonably deems necessary in connection with the operation of the Building, including rent interruption insurance; utilities; janitorial services; security; labor; costs incurred in the management of the Building, if any, including wages and salaries of employees used in the management, operation, repair and maintenance of the Building, and payroll taxes and similar governmental charges with respect thereto; air-conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; maintenance, costs, and upkeep of all parking and common areas; and costs of Landlord's compliance with Laws referred to in Subparagraph 8(d), below. Tenant acknowledges and agrees that Landlord pays an allocated portion of the maintenance and landscaping expenses pursuant to the Covenants, Conditions and Restrictions and that such expenses are included in the Direct Expenses.

                  Direct Expenses shall not include the following:

                  (1) Depreciation, amortization and interest payments, except with respect to items considered capital repairs, improvements and equipment ("CAPITAL ITEMS") acquired to reduce Direct Expenses, amortized over the useful life of such items; and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services; and except as provided below in paragraph 6(b)(5);

                  (2) Marketing costs including, without limitation, leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

                  (3) Costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building;

                  (4) Interest, principal, points and' fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building (except as permitted in paragraph 6(a)(1) above).

                  As used herein, the "BUILDING" means the building in which Tenant's premises are located. If any item of the Building's costs is not assessed, billed or charged separately from other leasable buildings owned or controlled by Landlord, then any such "common cost" shall be reasonably apportioned by Landlord between the Building and the other buildings subject to the "common cost." The Direct Expenses that vary with occupancy and that are attributable to any Lease Year in which less than ninety-five percent (95%) of the rentable area of the Building is occupied by tenants will be adjusted by Landlord to the amount that Landlord reasonably believes they would have been

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if ninety-five percent (95%) of the rentable area of the Building had been occupied. Direct Expenses shall also include: (i) administrative fees not to exceed ten percent (10%) of the annual Direct Expenses excluding therefrom such administrative fees; or (ii) actual management fees paid to a property manager unrelated to Landlord.

                  Provided that a given cost of operating or maintaining the Building was not actually incurred in the Lease Year used to calculate the Direct Expenses Base, the fact that such cost was not included in the Direct Expenses Base shall not preclude Landlord from including such cost in Direct Expenses for subsequent Lease Years.

                  For purposes of the above paragraph, real property taxes and assessments shall include, but not be limited to, any and all taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Building or the land on which the Building is located (including appurtenant property) or their operation, ordinary and extraordinary, substitute and additional, unforeseen as well as foreseen, present and future, of any kind and nature whatsoever, including without limitation, (i) real property taxes or assessments levied or assessed against the Building or the land on which the Building is located (including any appurtenant property interest subject to real property tax which, for purposes of this paragraph is deemed part of "the land"), (ii) assessments or charges levied or assessed against the Building or the land on which the Building is located by any redevelopment agency, (iii) any tax measured by gross rentals received from the leasing of the Premises, Building or the land on which the Building is located, excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the state or federal government or their agencies, branches or departments; provided that if at any time during the Term any governmental entity levies, assesses or imposes on Landlord any (1) general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the Rent received under this Lease or on the rent received under any other leases of space in the Building or any project wherein the Building is located, or (2) any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part upon such rent, or (3) any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building or any project wherein the Building is located, then any such taxes, assessments, levies and charges shall be deemed to be included in real property taxes and assessments.

                  EXCESS EXPENSES. Tenant's Percentage of any increases in Direct Expenses over the Direct Expenses Base paid or incurred by Landlord during the current Lease Year in excess of the Direct Expenses Base. Tenant's Percentage of such increases is hereinafter referred to as the "EXCESS EXPENSES."

         (b) Payment of Excess Expenses. Tenant's Percentage of any increases in Direct Expenses over the Direct Expenses Base shall be payable by Tenant to Landlord as follows:

                  (1) Beginning January 1, 1998, Tenant shall pay Landlord an amount equal to the Excess Expenses.
                  (2) To provide for current payments of Excess Expenses, Tenant shall, at Landlord's request, pay as additional rent


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commencing with the first anniversary of the Commencement Date and every Lease
Year thereafter an amount equal to the Excess Expenses payable during such Lease Year, as estimated by Landlord from time to time. Such payment shall be made in monthly installments, commencing on the first (1st) day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first (1st) day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Lease Year, and then to make an adjustment in the following Lease Year based on the actual Excess Expenses paid or incurred for the prior Lease Year.

                  (3) On or before April 1 of each Lease Year, Landlord shall deliver to Tenant a statement setting forth the actual Excess Expenses for the preceding Lease Year; provided, however, that the failure of Landlord to supply such statement shall not constitute a waiver of Landlord's right to collect for such Excess Expenses. If the actual Excess Expenses for the previous Lease Year exceed the total of the estimated monthly payments made by Tenant for such Lease Year, Tenant shall pay Landlord the amount of the deficiency within thirty (30) days after the receipt of the statement. If such total of the estimated monthly payments made by Tenant exceeds the actual Excess Expenses for such Lease Year, then Landlord shall credit against Tenant's next ensuing monthly installment(s) of such estimated Excess Expenses for the then current Lease Year an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord at the expiration or earlier termination of this Lease, Landlord shall promptly pay Tenant the amount of such credit. With respect to the Lease Year in which the Lease expires or is terminated, Tenant shall, within thirty (30) days of Landlord's demand therefor, pay to LANDLORD a reasonable estimate, as determined by Landlord of the actual Excess Expenses for any partial Lease Year in excess of Tenant's payment for such Lease Year to date. Even though the term of this Lease has expired or the Lease is sooner terminated and Tenant has vacated the Premises when the actual Excess Expenses are determined for the final Lease Year or partial Lease Year, Tenant shall immediately pay any deficiency in excess of the total estimated monthly payments and Landlord shall immediately refund to Tenant any overpayment in excess of the actual Excess Expenses. Landlord and Tenant intend that the obligations of the preceding sentence shall survive the expiration or earlier termination of this Lease. The Excess Expenses in any partial Lease Year shall be prorated on a daily basis utilizing a three hundred sixty-five (365)-day year.

                  (4) Notwithstanding anything to the contrary in this Paragraph 6, the rental payable by Tenant shall in no event be less than the rental specified in Paragraph 5 hereof.

                  (5) Notwithstanding anything to the contrary in this Paragraph 6, Landlord has agreed with Tenant that annual expenditures for capital improvements (including without limitation, capital improvements for compliance with governmental laws including Americans with Disabilities Act) shall be amortized over the life of the improvement with the amortized portion included as a Direct Expense, provided, however, the annual amortized portion shall not exceed $10,000. The $10,000 figure shall be increased annually commencing January 1, 1999 by the increase in the Consumer Price Index for All Urban Consumers, All Items (San Francisco-Oakland-San Jose Metropolitan Area, 1982-84=100) ("INDEX"), as published by the United States Department of Labor, Bureau of Labor Statistics, using September 1996 as the base month and September of the year preceding

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the change as the comparison month. Should said bureau discontinue the publication of the above Index, or publish the same less frequently, or alter the same in some other manner, then Landlord shall adopt a substitute index or substitute procedure which reasonably reflects and monitors consumer prices.

                  (6) In the event of any dispute regarding the amount due as Tenant's Percentage of Direct Expenses, for a period of one hundred eighty (180) days following Landlord's delivery of the statement setting forth Tenant's Percentage of Direct Expenses, Tenant may, at its sole cost and expense, after reasonable notice and at reasonable times, inspect and photocopy Landlord's accounting records at Landlord's Manager's office. The results of Tenant's audit shall be delivered to Landlord. Tenant's election to conduct an audit shall not excuse or delay Tenant's obligation to timely pay the Excess Expenses. If Tenant's audit reveals a discrepancy, Landlord shall refund any overpayment to Tenant or Tenant shall pay any underpayment to Landlord, each within thirty (30) days of receipt of notice of the completion of Tenant's audit. If Tenant's audit discloses Landlord has overcharged Tenant by more than 15% for the audited period, Landlord shall reimburse Tenant for the reasonable cost of the audit. Tenant shall keep the results of the audit confidential and shall not disclose the results to any person or entity not employed by Tenant.

         7.       SECURITY DEPOSIT. Intentionally deleted.

         8.       USE OF PREMISES; COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) Tenant shall use the Premises for retail banking and related financial services, including retail and commercial lending, investments and securities, and shall not use or permit the Premises to be used for any other purpose. Medical or dental offices, retail facilities or sales offices (other than retail banking), and similar customer/patient related offices are specifically excluded. As long as Tenant is using the Premises for a retail banking operation, Landlord agrees not to enter into any new lease for any portion of the Building with any tenant whose primary business is retail banking. Tenant's exclusive use shall be limited to retail banking and shall not include an exclusive use for the related financial services conducted on the Premises. In addition, nothing in this Paragraph 8(a) shall limit the ability of Landlord to consent to a proposed assignment, sublease or other transfer of space under any lease, sublease or other occupancy agreement that was in effect before the date this Lease is effective, regardless of the business of the proposed transferee or its contemplated use of the space in question. This exclusive right is personal to American River Bank, a California corporation, and cannot be assigned or transferred. This exclusive right shall automatically terminate upon Tenant's default with any applicable cure period having expired or if Tenant's use of the Premises for retail banking is discontinued or if all or any portion of this Lease is assigned or sublet. As an exception to the foregoing, Landlord hereby agrees to a transfer of Tenant's exclusive right for the first two transfers of the Lease to assignees engaged in retail banking operations following a merger, consolidation, sale or other transfer of assets by Tenant provided as follows: (1) On the first assignment, the assignee has total assets equal to a minimum of $135,343,000 adjusted for inflation and total equity capital equal to 125% of Tenant's total equity capital at the time of execution of the Lease adjusted for inflation, and (2) On the second assignment, the assignee has total assets equal to a minimum of $135,343,000 adjusted for inflation and total equity capital equal to 200% of Tenant's total equity capital at the time of execution of the Lease adjusted for inflation. For purposes of the foregoing, Tenant's current total equity capital is $11,991,000. Adjustments for inflation will be based on an increase in the

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Index using September 1996 as the base month and the Index last published prior to the assignment as the. comparison month.

                  (b) Tenant shall comply with all laws, ordinances, orders, regulations, rules, resolutions and other governmental requirements relating to the use, condition or occupancy of the Premises which may now or hereafter be in force, including, without limitation, the Americans with Disabilities Act of 1990 (collectively, the "LAWS"). The cost of compliance with any of the Laws (including, without limitation, capital expenditures) shall be borne by Tenant. Tenant shall not use or occupy the Premises in violation of any Law or of the certificate of occupancy issued for the Building of which the Premises are a part, and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of Law or of the certificate of occupancy. Tenant shall not use or occupy the Premises in any manner which is: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises; or (ii) in a manner which creates a basis for liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord as additional rent for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph 8. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance.

                  (c) Tenant shall comply with all federal, state and local laws, ordinances, rules and regulations relating to environmental protection or the use, analysis, generation, storage, disposal, release, threatened release or transportation of any Hazardous Materials (as hereinafter defined). Tenant shall not cause or permit any Hazardous Materials to be brought upon, kept, used, generated, released, stored or disposed in, on, under or about the Building or Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord. The term "HAZARDOUS MATERIALS" as used in this Lease includes any hazardous, toxic, contaminated the United States Government, including any material or substance which is: (i) designated as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste"; (ii or polluting substance, material or waste which is regulated by any local governmental authority or special district, the State of California or) flammables or explosives; (iii) petroleum; (iv) asbestos; (v) polychlorinated biphenyls; (vi) radioactive materials; or (vii) stated to be known to cause cancer or reproductive toxicity. In addition, the term "HAZARDOUS WASTE OR SUBSTANCES" shall also include those materials and substances which are deemed to be hazardous under applicable case law and/or common law theories including, without limitation, theories of nuisance and tort liability. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, use any ordinary and customary materials

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reasonably required to be used by Tenant in the normal course of Tenant's office operation on the Premises, so long as such use is in compliance with all applicable law and does not expose the Premises or any neighboring properties to any material risk of contamination or damage or expose Landlord to any liability therefor.

                  (d) Landlord shall be responsible for any structural alterations, nonstructural alterations in portions of the Building or the parcel on which the Building is situated which are not reserved for the exclusive use of any tenant, and any equipment changes required by any Laws. The expense of Landlord's compliance with Laws shall be a Direct Expense, all of which shall be an expense in the year when Landlord makes the alteration or equipment change; provided, however, that in the case of capital improvements, the currently amortized portion shall be a Direct Expense during the year when Landlord makes the alteration or equipment change and the balance of the amortization shall be a Direct Expense in subsequent years subject to the limitation set forth in subparagraph 6(b)(5). As an exception to the foregoing, if any alterations are required to the Building or the parcel on which the Building is located as a result of any alterations or equipment changes made to the Premises by or on behalf of Tenant, then Tenant shall be responsible for the cost of the alterations to the Building or the parcel or the equipment changes.

         9. PAYMENTS AND NOTICES. All rents and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord at the address designated by Landlord in Paragraph 1 above or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building of which the Premises are a part, or to Landlord at its address designated in Paragraph 1. Either party may by written notice to the other specify a different address for notice purposes except that Landlord may in any event use the Premises as Tenant's address for notice purposes. If more than one tenant is named under this Lease, service of any notice upon any one of said Tenants shall be deemed as service upon all of said tenants. Notwithstanding any provisions hereof to the contrary, notices required by law regarding unlawful detainer and other legal proceedings need be given only in the manner required by law. Notices personally delivered hereunder shall be deemed given when delivered and notices mailed hereunder shall be deemed given on the third (3rd) calendar day after deposit in the United States Mail.

         10. BROKERS. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Paragraph 1. Landlord shall pay Landlord's broker and Tenant's broker a commission pursuant to a separate agreement between Landlord and Landlord's broker. Tenant shall indemnify, protect, defend and hold Landlord harmless from and against any claims for commissions or finder's fees from any broker or commission arising out of any agreement, act or conduct of Tenant, except any claims from the brokers whose names are stated in paragraph 1.

         11. HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance only at a rental rate equal to one hundred twenty-five percent (125%) of the rent in effect upon the date of such expiration (subject to adjustment as provided in Paragraph 6 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite written demand to do so by Landlord, Tenant shall indemnify, PROTECT, defend and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

         12. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for and shall pay before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event at Tenant's sole cost and expense, Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.

         13. CONDITION OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant subsequent to substantial completion of the Leasehold Improvements shall establish that the Premises and the Building were at such time in satisfactory condition and that Tenant has accepted the condition of the Premises, except for those items of construction identified on the punchlist described in paragraph 13 of the Work Letter attached hereto as Exhibit B, and the Building.

         14.      ALTERATIONS.

                  (a) Tenant shall make no alterations, additions or improvements in or to the Premises (collectively, "ALTERATIONS") without Landlord's prior written consent, and then only by a contractor, engineer or mechanic designated by Landlord. Landlord may withhold its consent to such Alterations in its sole discretion if the proposed Alterations would adversely affect the structure or safety of the Building or its electrical, plumbing, HVAC, mechanical or safety systems; in all other circumstances, Landlord agrees not to unreasonably withhold its consent to proposed Alterations. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities serving the Building or the moving of Landlord's equipment to or from the enclosures containing said installations or facilities or proper sprinkler coverage in the Premises. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant or at Tenant's request shall be performed in full compliance with all Laws, and in full compliance with the rules, orders, directions, regulations and requirements of the Pacific Fire Rating Bureau, or of any similar body. All such Alterations must conform to the Building's then-existing standards for leasehold improvements (such standards are, as of the execution hereof, set forth in Exhibit "A-3" attached hereto, but are subject to modification from time to time). Tenant shall pay Landlord all reasonable costs incurred by Landlord in connection with the proposed Alterations (including, but not limited to, costs incurred in reviewing the plans and specifications therefor and in administering or managing the construction of the Alterations); at Landlord's option and prior to the commencement of the Alterations, Tenant shall deposit with Landlord the estimated cost of the foregoing along with the cost of making any alterations to the Building or the parcel if such costs are Tenant's expense pursuant to Subparagraph 8(d) above, it being agreed that any surplus shall be returned to Tenant following the completion of the Alterations in compliance with this Subparagraph 14(a). Neither Landlord's approval or supervision of any Alterations, nor Landlord's designation or recommendation of any contract or supplier in connection therewith, shall be deemed a warranty as to the design, workmanship, or quality of materials or the compliance of the Alterations with any governmental requirements. Before commencing any work, Tenant shall give Landlord at least five (5) days' written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises, made by either party including (without limiting the generality of the foregoing) all wall covering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise (which election shall be made, if at all, at the time Landlord gives its prior written consent as required by the first sentence of this paragraph 14(a)), become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof. If Landlord elects to have Tenant remove all partitions, counters, railings and the like installed by Tenant, Tenant shall repair any damage to the Premises arising from such removal or, at Landlord's option, shall pay to the Landlord the reasonable costs of such removal and repair. The provisions of this paragraph 14(a) do not apply to the Leasehold Improvements to be constructed by Landlord as described in the Work Letter attached hereto as Exhibit B.

                  (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in a reasonable manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession, or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such reasonable price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal, storage and sale of said effects. Landlord and Tenant agree that the obligations and rights set forth in this Subparagraph 14(b) shall survive the expiration or earlier termination of this Lease.

                  (c) Tenant shall be permitted to install the ATM in the location shown on Exhibit "A" pursuant to the terms and conditions described in the Work Letter Agreement attached hereto as Exhibit "B". Prior to expiration of the term, Tenant shall remove the ATM and shall restore, at Tenant's sole cost and expense, the exterior wall to the same condition as existed prior to such installation to Landlord's satisfaction. The removal and restoration work shall be performed by a contractor acceptable to Landlord and is otherwise subject to the provisions of this Paragraph 14. Tenant shall be responsible for the operation, repair and maintenance of the ATM and acknowledges that Landlord shall have no liability or responsibility whatsoever with respect to the ATM,

                  (d) Landlord reserves the right at any time and from time to time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises if required so to do by any Law) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and stairways thereof, to change the name by which the Building is commonly known, as Landlord may deem necessary or desirable. Nothing contained in this Subparagraph 14(d) shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any Law and nothing contained in this Subparagraph 14(d) shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof other than as otherwise provided in this Lease.

         15.      REPAIRS.

                  (a) As of the Commencement Date, Tenant accepts the Premises as being in good and sanitary order, condition and repair, except for those items of construction identified on the punchlist described in paragraph 13 of the Work Letter attached hereto as Exhibit B. Tenant shall, when and if needed or whenever requested by Landlord to do so, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof, including all interior doors and the ATM, to keep, maintain and preserve the Premises in first class condition and repair. Tenant shall upon the expiration or sooner termination of the term hereof surrender the Premises to Landlord in the same condition as when received, reasonable and ordinary wear and tear thereof excepted. Except as provided in Subparagraph 15(b) hereof, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, the Building or the common areas, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building.

                  (b) Anything contained in Subparagraph 15(a) above to the contrary notwithstanding, Landlord shall repair and maintain the common areas described in Subparagraph 2(b) and the structural portions of the Building, including the windows, exterior doors of the Building, basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord. If the maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees, customers or invitees (including, without limitation, any maintenance or repair as a result of the operation or use of the ATM by Tenant, its agents, servants, employees, customers or invitees), Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. The janitorial services to be provided by Landlord shall be comparable to those provided in other first class office buildings in the Roseville area. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 23 hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant hereby waives California Civil Code

Sections 1932(1), 1941 and 1942 and any other applicable existing or future law, ordinance or governmental regulation permitting Tenant to make repairs at Landlord's expense. Landlord shall have no responsibility for the repair or maintenance of the ATM even though it is located within the common area.

                  (c) Anything to the contrary in Subparagraphs 15(a) and (b) above notwithstanding, Tenant, at Tenant's sole cost and expense, shall make any and all improvements, changes, maintenance or repairs to the Premises, which are required for compliance with Laws.

                  (d) Tenant acknowledges that Landlord shall have no obligation to maintain, repair or replace any telecommunications or computer cabling or wiring which is located in the Premises or which exclusively serves the Premises (collectively, the "CABLING"). Tenant, at Tenant's expense, shall contract with Pacific Bell or another reputable contractor approved by Landlord to maintain the Cabling. Landlord shall provide Tenant access to the Building's main telephone room, and, to the extent needed, other premises in the Building in order to pull the telephone wires to the Premises.

         16. LIENS. Tenant shall not permit any mechanic's, materialman's or other liens to be filed against the real property of which the Premises form a part nor against the Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, send written notice to Tenant. Tenant shall have ten (10) days from receipt of the notice to post security for payment of the lien. If Tenant fails to timely take action, Landlord may cause such liens to be released by any means it shall deem proper, including without limitation payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord, at once upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

         17. ENTRY BY LANDLORD. Landlord reserves and shall have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building, and/or to perform any acts required of but not done by Tenant as provided in Paragraph 35 hereof, all without being deemed guilty of any eviction of Tenant and without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon or about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating

Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord.

         18.      UTILITIES AND SERVICES.

                  (a) Landlord agrees to furnish to the Premises during the hours of 7:00 a.m. to 7:00 p.m., Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays subject to the conditions of and in accordance with the standards set forth in writing by Landlord from time to time during the term of this Lease and delivered to Tenant, reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, heat and air conditioning required to operate a first class office building in the Douglas Boulevard corridor of Johnson Ranch, janitorial service and elevator service by non-attended automatic elevators. Tenant acknowledges and agrees that Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant's carelessness or the nature of Tenant's business. Landlord's obligation regarding any heating, ventilation and air conditioning ("HVAC") and electrical systems shall be limited to the Building's standard central HVAC and electrical systems, and Landlord shall have no obligation to maintain or repair any HVAC or electrical system that has been installed to accommodate Tenant's specific use of the Premises (provided, however, that any contractor retained by Tenant to maintain or repair any such HVAC or electrical system shall be subject to Landlord's reasonable approval). Landlord shall not be obligated to service, maintain, repair or replace any system or improvement in the Premises that has not been installed by Landlord at Landlord's expense, or which is a specialized improvement requiring additional or extraordinary maintenance or repair (by way of example only, if the standard premises in the Building contain fluorescent light fixtures, Landlord's obligation shall be limited to the replacement of fluorescent light tubes, irrespective of any incandescent fixtures that may have been installed in the Premises at Tenant's expense). Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character or for any other causes. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to the interruption or failure of any services to be provided under this Lease. If Tenant requires or utilizes more water or electric power than is considered reasonable or normal by Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage. In addition, Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant thereafter shall pay all charges of the utility providing service.

                  (b) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected by reason of any lights, machines or equipment used by Tenant in the Premises, or by the occupancy of the Premises by more persons than are contemplated by the design criteria of the HVAC systems, then Landlord shall have the right to install machines or equipment that Landlord reasonably deems necessary to restore temperature balance, including modifications to the standard airconditioning equipment and electrical systems serving the Premises. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord upon demand.

                  (c) Tenant acknowledges and agrees that Tenant's use of the Premises outside the generally recognized business days and hours for the Building will impose an additiona burden on Building services such as janitorial service, elevator service, fluorescent tube replacement and HVAC service, the cost of which services shall be paid to Landlord by Tenant as "after hours rent" upon demand.

         19. BANKRUPTCY If Tenant shall file a petition in bankruptcy under any Chapter of the Bankruptcy Act as then in effect, or if Tenant be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within sixty (60) days from the date thereof, or if a receiver or trustee be appointed of Tenant's property and the order appointing such receiver or trustee not be set aside or vacated within thirty (30) days after the entry thereof, or if the Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall otherwise by operation of law devolve or pass to any person or persons other than Tenant, then and in any such event Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord, forthwith terminate this Lease, and notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall upon such termination be entitled to recover damages in the amount provided in Subparagraph 25(b) below and neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall forthwith quit and surrender the Premises to Landlord. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph 19.

         20. INDEMNIFICATION. Tenant shall, during the entire term hereof and during any rent-free period of prior occupancy, indemnify, defend, protect and hold harmless Landlord against and from any and all claims arising from (i) Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, (ii) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, (iii) the presence of Hazardous Materials in the Premises or Building caused or permitted to be caused by Tenant, (iv) any act, neglect, fault or omission of Tenant, or of its agents or employees, and/or (v) the operation of the ATM, whether such claims arise from Tenant, its employees or its customers. Tenant shall further indemnify, defend, protect and hold harmless Landlord from and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claims or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Landlord's approval of counsel shall be waived if the defense of such claim is insured by Tenant's insurance and the insurance carrier requires the selection of counsel be made by the insurance carrier. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, including without limitation, the ATM or any security devices installed by or on behalf of Tenant, from any cause whatsoever except that which is caused by Landlord's willful misconduct, gross negligence or failure to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all its claims in respect thereof against Landlord.

         21. DAMAGE TO TENANT'S PROPERTY. Notwithstanding the provisions of Paragraph 20 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury property resulting from fire, explosion, falling plaster, steam, contaminated air, gas, electricity, water or rain which may leak from or flow into any part of the Building or from the breakage, leakage, obstruction or other defects in any pipes, appliances, sprinklers, wires, HVAC, fixtures or plumbing works whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building or from other sources except as may be due to the gross negligence or willful misconduct by Landlord or its agents, contractors or employees. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

         22.      INSURANCE

                  (a) Tenant shall, during the entire term hereof and during any rent-free period or period of prior occupancy, at its sole cost and expense, obtain, maintain and keep in full force and effect, with Tenant, Landlord, the mortgagees of Landlord, the fee owners of the property if such fee owners are not Landlord and the property manager, named as additional insureds therein as their respective interests may appear, the following insurance:

                           (1) Property Insurance covering loss or damage by
fire and all other perils covered by "all risk" insurance as such term is used in the insurance industry and vandalism and malicious mischief endorsements, which insurance shall cover property of every description and kind owned by Tenant and located in the Building, including, without limitation, furniture, fittings, installations, fixtures and any other personal property, in an amount not less than the full replacement cost thereof. Tenant shall also insure its loss of use value in the Leasehold Improvements.

                           (2) Commercial General Liability insurance applying
to the use and occupancy of the Premises, and the business operated by Tenant or any other occupant. Such insurance shall include Broad Form Contractual liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least ONE MILLION DOLLARS ($1,000,000), and a general aggregate limit of at least TWO MILLION DOLLARS ($2,000,000) with a FIVE MILLION DOLLAR ($5,000,000) umbrella policy. All such policies shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, occurring during the policy term, and shall be endorsed to provide that such coverage shall be primary and that any insurance maintained by Landlord shall be excess insurance only. Such coverage shall also contain endorsements: (i) including employees as additional insureds; (ii) deleting any liquor liability exclusion; (iii) providing for coverage of employer's automobile non-ownership liability; (iv) adding fire legal liability coverage;
(v) deleting any work/product exclusion, so that coverage will exist for damage resulting from work performed on the Premises or the Building or common areas whether by Landlord, Tenant or contractors or subcontractors working directly or indirectly for either; and (vi) to the extent available, a specific endorsement insuring Tenant's indemnity obligations to Landlord pursuant to Paragraph 20. The insurance required by the foregoing provisions of this Subparagraph 22(a)(2) shall provide for severability of interests; shall provide that an act or omission of one of the named or additional insureds shall not reduce or avoid coverage to the other named or additional insureds; and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose

(or the onset of which occurred or arose) in whole or in part during the policy period.

                           (3) Extra expense insurance in such amounts as will
reimburse Tenant for the costs of relocating Tenant's business to another location following a casualty until Tenant can reoccupy the Premises.

                           (4) Worker's Compensation and Employer's liability
insurance in the amount required by law, and in a form satisfactory to Landlord.

                           (5) Any other form or forms of insurance as Land&" or
mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

                  (b) All policies shall be taken out with insurers licensed to do business in California acceptable to Landlord and in form satisfactory from time to time to Landlord. Tenant agrees that certified copies of each insurance policy will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than the day on which Tenant takes possession of all or any part of the Premises, including possession taken under the last sentence of Paragraph 4 hereof. All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees of Landlord in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation, or other termination thereof. Tenant shall furnish Landlord with proof of renewal or binders for new insurance at least thirty (30) days before the expiration date of each policy.

                  (c) In the event of damage to or destruction of the Building entitling Landlord to terminate this Lease pursuant to Paragraph 23 hereof, Tenant will deliver the Premises to Landlord, in accordance with the provisions of this Lease.

                  (d) Landlord covenants and agrees that throughout the term it will insure the Building (excluding any property with respect to which Tenant is obliged to insure pursuant to the provisions of Subparagraph 22(a) above) against damage by fire and standard extended coverage perils and public liability insurance in such reasonable amounts with such reasonable deductibles as would be carried by a prudent owner of a similar building in the metropolitan area in which the Premises are located. Landlord may, but shall not be obliged to, take out and carry any other form or forms of insurance as it or the mortgagees of Landlord may reasonably determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord. Landlord will not be required to (but may) carry insurance of any kind on Tenant's furniture, furnishings, trade fixtures or equipment of Tenant under this Lease; and Landlord shall not be obligated to repair any damage thereto or replace the same.

                  (e) Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force from time to time covering the Allowance Work. In the event Tenant's occupancy or conduct of business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as additional rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use or occupancy of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the Leasehold Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises.

                  (f) If any insurance policy carried by Landlord, as provided in Subparagraph 22(d) above, shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, in any way by reason of the use of occupation of the Premises or any part thereof by Tenant or by any assignee or sub-tenant of Tenant or by anyone permitted by Tenant to be upon the Premises and, if Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition and Tenant shall forthwith pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located in the Premises as a result of such entry. In the event that Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Subparagraph 22(f), if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to attempt to remedy such default.

                  (g) Any policy or policies of fire, extended coverage or similar casualty insurance, which either party obtains in connection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.

         23.      DAMAGE OR DESTRUCTION

                  (a) In the event the Building and/or the Premises is damaged by fire or other perils covered by Landlord's extended coverage insurance, Landlord shall:

                           (1) In the event of total destruction, at Landlord's
option within a period of ninety (90) days thereafter, commence repair, reconstruction and restoration of said Building and/or Premises and prosecute the same diligently to completion in which event this Lease shall remain in full force and effect; or within said ninety (90)-day period elect not to so repair, reconstruct or restore, said Building and/or Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said ninety (90)-day period. In the event Landlord elects not to restore said Building and/or Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

                           (2) In the event of a partial destruction of the
Building and/or the Premises, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration is such as to require a period longer than ninety (90) days or exceeds twenty-five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall in such event terminate. Under any of the conditions of this Subparagraph 23(a)(2), Landlord shall give written notice to Tenant of its intention within said ninety (90)-day period. In the event Landlord elects not to restore said Building and/or Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction. In the event Landlord elects to restore said Building and/or Premises, Landlord shall endeavor to complete the work within one hundred eighty (180) days after the commencement thereof.

                  (b) Upon any termination of this Lease under any of the provisions of this Paragraph 23, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have theretofore accrued and are then unpaid and/or for insurance and indemnity obligations pertaining to events occurring prior to lease termination.

                  (c) In the event of repair, reconstruction and restoration by Landlord as herein provided, the rental provided to be paid under this Lease shall be abated proportionately with the degree of objective interference with the reasonable use of the Premises, during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

                  (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 23. Notwithstanding anything to the contrary contained in this Paragraph 23, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and this lease shall be deemed terminated as of the end of said one (1) year period.

                  (e) In the event the Premises or the Building are damaged by a risk not covered by Landlord's insurance, then Landlord shall have the option either to (1) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as hereinabove provided, or (2) give notice to Tenant at any time within ninety (90) days after such damage terminating this Lease. In the event of the giving of such notice of termination, this Lease shall expire and all interest of Tenant in the Premises shall terminate and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered WITH the use and occupancy of Tenant, shall be paid to the date of such termination. In the event Landlord elects to restore said Building and/or Allowance Work, Landlord shall endeavor to complete the work within one hundred eighty (180) days after the commencement thereof. Landlord agrees to refund the Tenant any rent theretofore paid in advance for any period of time subsequent to such date.

                  (f) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were insured by Landlord pursuant to paragraph 22(d).

                  (g) Notwithstanding anything to the contrary contained in this Paragraph 23, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 23 occurs during the last twelve (12) months of the term of this Lease or any extension hereof.

                  (h) Landlord and Tenant each hereby waive the provisions of California Civil Code Sections 1932(2) and 1933(4), and any other applicable existing or future law, ordinance or regulation with respect to damage or destruction of leased premises or with respect to the termination of a lease AGREEMENT in the event of such damage or destruction.

         24. EMINENT DOMAIN. In case the whole of the Premises, or sum part thereof as shall substantially interfere with the reasonable use of the Premises, shall be taken for any public or. quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. In the event the amount of property or the type of estate taken shall not substantially interfere with the reasonable use of the Premises, Landlord at its option may terminate this Lease. In the event of termination of the Lease, Tenant shall not assert any claim against Landlord or the taking authority for any compensation for the taking of the Premises and Landlord shall be entitled to receive the entire amount of the award without deduction for any estate or interest of Tenant, except that Tenant shall be entitled to a proportionate share of that portion of the award allocated to the Leasehold Improvements in the Premises. Tenant's proportionate share shall be determined by multiplying the portion of the award allocated to the Leasehold Improvements by the percentage of the Above-Allowance paid by Tenant to the overall cost of the Leasehold Improvements, and then multiplying that product by a fraction, the numerator of which shall be the remaining months in the initial term and the denominator of which shall be 120. If Landlord does not elect to terminate the Lease, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, to the extent possible by application of the condemnation proceeds only, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the premises.

         25.      DEFAULTS AND REMEDIES.

                  (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

                           (1) The vacation or abandonment of the Premises by
Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) days or longer while in default of any material provision of this Lease.

                           (2) The failure by Tenant to make any payment of rent
or additional rent or any other payment required to be made by Tenant hereunder, within ten (10) days after demand.

                           (3) The failure by Tenant to observe or perform any
of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as SPECIFIED in in Subparagraph (25(a) or (2) above where such failure shall continue for a period of ten (10) business days after the giving of written notice thereof from Landlord to Tenant, unless the default is of such a character as to require more than ten (10) business days to cure, and Tenant shall have commenced such cure within such ten (10)-day period and is pursuing such cure with reasonable diligence. Notwithstanding the foregoing, if Landlord notifies Tenant that a particular failure endangers persons or property, Tenant shall be in default unless Tenant immediately cures the failure.

                           (4) (i) The making by Tenant of any general
assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

                  (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

                           (1) the worth at the time of award of any unpaid rent
which had been earned at the time of such termination; plus

                           (2) the worth at the time of award of the amount by
which the unpaid rent which would have been reasonably earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (3) the worth at the time of award of the amount by
which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                           (4) any other amount necessary to compensate Landlord
for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

         As used in Subparagraphs 25(b)(1) and (2) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in Subparagraph 25(b)(3) above, the `.worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                  (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 25(c) shall be construed as an election to terminate this Lease unless a written notice of such 'intention 'be -given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

                  (d) Landlord shall also have the remedy described in California Civil Code Section 1951.4 (i.e., the right to continue the Lease in effect and recover rent as it becomes due). In such event, Landlord may continue this Lease in full force and effect, and this Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Subparagraph 25(d) shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease.

                  If Landlord elects to relet the Premises as provided in this Subparagraph 25(d), rent that Landlord receives from reletting shall be applied to the payment of:

                           (1) First, any indebtedness from Tenant to Landlord
other than rent due from Tenant;

                           (2) Second, all costs, including for maintenance,
incurred by Landlord in reletting;

                           (3) Third, rent due and unpaid under this Lease.
After deducting the payments referred to in this Paragraph, any sum remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all costs, including for maintenance, Landlord incurred in reletting that remain after applying the rent received from the reletting as provided in this Subparagraph 25(d).

                  (e) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated. Any waiver must be in writing and such express waiver shall not affect defaults other than as specified in the waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

                  (f) As used in this Lease, the term "rent" shall refer to Annual Basic Rent, Excess Expenses and any other sum required to be paid to Landlord under this Lease.

         26.      ASSIGNMENT AND SUBLETTING.

         No assignment of this Lease or sublease of all or any part of the Premises shall be permitted, except as provided in this Paragraph 26.

                  (a) Tenant shall not without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the written consent of Landlord. If Tenant is a corporation which, under the laws of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment for the purposes of this Paragraph 26. As an exception to the foregoing, Tenant may assign the Lease twice without the Landlord's consent to an entity engaged in retail banking operations following a merger, consolidation, sale or other transfer of assets by Tenant provided as follows: (1) On the first assignment, the assignee has total assets equal to a minimum of $135,343,000 adjusted for inflation and total equity capital equal to 125% of Tenant's total equity capital at the time of execution of the Lease adjusted for inflation, and (2) On the second assignment, the assignee has total assets equal to a minimum of $135,343,000 adjusted for inflation and total equity capital equal to 200% of Tenant's total equity capital at the time of execution of the Lease adjusted for inflation. For purposes of the foregoing, Tenant's current total equity capital is $11,991,000. Adjustments for inflation will be based on an increase in the Index using September 1996 as the base month and the Index last published prior to the assignment as the comparison month.

                  (b) If at any time or from time to time during the Term Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms and provisions of the proposed assignment or sublease, and the identity of the proposed assignee or subtenant. Tenant shall promptly supply Landlord with such information concerning the business background, type of office use and operation and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet such space from Tenant at the lower of the rental offered by Tenant to the proposed subtenant, or the rental set forth in this LEASE, FOR THE TERM set forth in Tenant's notice, or, in the case of an assignment, to terminate this Lease.

                  (c) Landlord shall be permitted to consider any reasonable factor in determining whether or not to withhold its consent to a proposed assignment or sublease. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to assignment or sublease, it shall be reasonable for Landlord to withhold its consent if any of the following conditions are not satisfied.

                           (1) The proposed transferee shall be at least as
creditworthy as is Tenant as of the date of this Lease and shall have the financial strength and stability to perform all obligations under this Lease to be performed by Tenant;

                           (2) The proposed use of the Premises by the
transferee shall (i) comply with the provisions of Paragraph 8 hereof, (ii) be consistent with the general character of businesses carried on by tenants of a first-class office building, (iii) not increase the likelihood of damage or destruction, (iv) not increase the density of occupancy of the Premises or increase the amount of pedestrian and other traffic through the Building, (v) not be likely to cause an increase in insurance premiums for insurance policies applicable to the Building, (vi) not require new tenant improvements incompatible with thenexisting Building systems and components, (vii) not require Landlord to make modifications to the Building, (viii) not increase the electrical or HVAC usage in the Premises, and (ix) not otherwise have or cause a material adverse impact on the Premises, the Building, the Property, or Landlord's interest therein;

                           (3) Tenant or such transferee shall, prior to
occupancy, deliver to Landlord any increase in the Security Deposit required by Landlord's then-current standards for delivery of security deposits by tenants;

                           (4) The proposed transferee shall not be an existing
tenant or occupant of the Building or a person or entity with whom Landlord is then dealing, or with whom Landlord has had any dealings within the previous six
(6) months, with respect to the leasing of space in the Building;

                           (5) Any ground lessor or mortgagee whose consent to
such transfer is required fails to consent thereto;

                           (6) Any proposed subletting shall not result in more
than two (2) subleases of portions of the Premises being in effect at any one time during the Term;

                           (7) At the time of the request, no event of default
under this Lease, or under any other lease between Tenant and Landlord or any affiliate of Landlord, shall have occurred and be continuing;

                           (8) In the case of a sublease, the monthly rental per
square foot of Rentable Area of the Premises offered to the sublessee shall be not less than the monthly base rent per square foot of Rentable Area then being offered by Landlord in connection with new leases of comparable space similarly improved for terms of similar length, and Tenant shall not grant greater amounts of "free rent" or other economic concessions in excess of the concessions then being granted by Landlord in connection with similar new leases; and

                           (9) No sub-subleasing shall be permitted.

                           Tenant shall have the burden of demonstrating that
each of the foregoing conditions has been satisfied.

                  (d) Provided Landlord has consented to such assignment or subletting in writing, Tenant may assign or sublet the Premises to any third party subject to the following conditions:

                           (1) At the time of the transfer, no event of default
under this Lease, or under any other lease between Tenant and Landlord or any affiliate of Landlord, shall have occurred and be continuing;

                           (2) The assignment or sublease shall be on the same
terms set forth in the notice given to Landlord;

                           (3) No assignment or sublease shall be valid and no
assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord;

                           (4) No assignee or sublessee shall have a further
right to assign or sublet without Landlord's consent thereto in each instance;
and

                           (5) (i) In the event Tenant sublets the entire
Premises or any part thereof, Tenant shall deliver to Landlord fifty percent (50%) of any "excess rent" (as such term is hereinafter defined) within thirty
(30) days of Tenant's receipt thereof pursuant to such subletting. As used herein, "EXCESS RENT" shall mean any sums or economic consideration per square foot of the Premises received by Tenant pursuant to such subletting in excess of the amount of the rent per square foot of the Premises payable by Tenant under this Lease applicable to the part or parts of the Premises so sublet; provided, however, that no such "excess rent" shall be payable until Tenant shall have recovered therefrom the costs incurred by Tenant for brokerage commissions or tenant improvements in conjunction with such subletting.

                                (ii)     In the event Tenant assigns this Lease,
Tenant shall deliver to Landlord fifty percent (50%) of any "excess payment" (as such term is hereinafter defined) within thirty (30) days of Tenant's receipt thereof pursuant to such assignment. As used herein, "EXCESS PAYMENT" shall mean the amount of payment received for such assignment of this Lease in excess of the rent payable by Tenant under this Lease; provided, however, that no "excess payment" shall be payable until Tenant shall have recovered therefrom the costs incurred by Tenant for brokerage commissions or tenant improvements in conjunction with such assignment.

                  (c) Notwithstanding the provisions of Subparagraphs 26(a) and
(b) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any recapture or termination option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, provided that (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, and (iii) the use of the Premises under Paragraph 8 remains unchanged.

                  (d) No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

                  (e) If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment or subletting or if Tenant requests the consent of Landlord for any act that Tenant proposes to do, then

Tenant shall, upon demand pay Landlord an administrative fee of Five Hundred and 00/100 Dollars ($500.00) plus any attorneys' fees reasonably incurred by Landlord in connection with such act or request.

                  (f) Notwithstanding the requirement of Landlord's approval prior to any assignment or subletting, if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 75% of any excess payment (as defined in subparagraph 26(d)(5)(ii)) shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of any bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         27. SUBORDINATION. At the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to the Building, Tenant agrees that this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both; and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor-in-interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant.

         28.      ESTOPPEL CERTIFICATE

                  (a) Within ten (10) business days following the giving of any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (iii) the date to which the rental and other sums payable under this Lease have been paid; (iv) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 28 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

                  (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rental has been paid in advance.

         29.      INTENTIONALLY DELETED.

         30. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked Exhibit "C," and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord according to Landlord's discretion. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said Rules and Regulations.

         31. CONFLICT OF LAWS; INTERPRETATION. This Lease shall be governed by and construed pursuant to the laws of the State of California. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party.

         32. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         33. SURRENDER OF PREMISES The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

         34. ATTORNEYS' FEES. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "DEFAULTING PARTY") shall reimburse the other party (the "NONDEFAULTING PARTY") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, including the expense of an attorney engaged in efforts to enforce the provisions of this Lease against the Defaulting Party, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant unless Landlord is adjudicated as having been liable; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall protect and defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord, or at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

         35. PERFORMANCE BY TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than

Annual Basic Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate provided in Paragraph 53 below, from the date of such payment by Landlord, until paid, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the Annual Basic Rent. Tenant acknowledges that late payment by Tenant to Landlord of any sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any lease, encumbrance, note or other commitment covering the premises. Therefore, if any payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. Further, following any second consecutive late payment of rent, Landlord shall have the option to require that beginning with the first payment of rent due following the date such late payment was due, rent shall no longer be paid in monthly installments but shall be payable three (3) months in advance.

         36. MORTGAGEE PROTECTION . In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee under a mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. As used in this Lease, mortgagee includes without limitation the beneficiary(ies) of any deed of trust.

         37. DEFINITION OF LANDLORD. The term "LANDLORD" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee of the Premises or if there is a ground lease or other master lease then in effect, the owner of the leasehold tenant's rights under such ground or master lease. In the event of any transfer, assignment or other conveyance or transfers of any such title or leasehold, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

         38. WAIVER. The waiver by Landlord of any breach of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such breach at the time of acceptance of such rent.

         39. IDENTIFICATION OF TENANT. If more than one person executes this lease as Tenant, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (b) the term "TENANT" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy or this Lease including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

         40. PARKING. TENANT shall have the right to park in the Building's parking facilities in common with other tenants of the Building upon terms and conditions as may from time to time be established by Landlord. Landlord agrees to provide parking on the basis of four (4) stalls per 1,000 square feet of leased space. There shall be no charge for parking during the term of the Lease, including any options to extend unless required by any governmental authority. Tenant shall be provided four (4) reserved parking spaces in the visitors parking area of the Building as shown on the attached Exhibit D, subject to current and future governmental requirements. At Tenant's request and at Tenant's expense, Landlord shall mark the four spaces as "Reserved for Tenant." Landlord shall not be responsible for policing the reserved parking spaces at any time during the term of the Lease, including any options to extend. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other Tenants in the use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants, and to alter, relocate, reduce or otherwise change the parking facilities and to take measures with respect to the parking area from time to time in order to comply with the policies of any applicable Transportation Plan.

         41. TERMS AND HEADINGS. The words "LANDLORD" and "TENANT' as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction and interpretation of any part hereof.

         42. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution ,by and delivery to both Landlord and Tenant.

         43. TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor, except for Landlord's obligation to deliver the Premises.

         44. PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

         45. SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

         46. RECORDING. Neither Landlord or Tenant shall record this Lease nor a short form memorandum thereof without the consent of the OTHER.

         47. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

                  (a) Tenant's sole and exclusive recourse shall be against Landlord's interest in the Premises and the Building. Tenant shall not have any right to satisfy any judgment which it may have against Landlord from any other assets of Landlord.

                  (b) No partner, stockholder, director, officer, employee or beneficiary or trustee (collectively, "PARTNER") of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord).

                  (c) No service of process shall be made against any Partner of Landlord (except as may be necessary to secure jurisdiction over Landlord).

                  (d) No Partner of Landlord shall be required to answer or otherwise plead to any service of process.

                  (e) No judgment will be taken against any Partner of Landlord.

                  (f) Any judgment taken against any Partner of Landlord may be vacated and set aside at any time nunc pro tunc.

                  (g) No writ of execution will ever be levied against the assets of any Partner of Landlord.

                  (h) These covenants and agreements are enforceable both by Landlord and also by any Partner of Landlord.

         48. RIDERS Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

         49. SIGNS AND AUCTIONS. Tenant shall have the right to have its name listed in the Building directory and Tenant shall also have the right to place its name on the exterior upper fascia of the northwest side of the Building facing Douglas Boulevard where the North American Title Insurance sign is currently located. Tenant shall not be responsible for the removal of the existing sign or for any costs associated with restoring the Building following removal of the existing sign. The size of Tenant's listing in the Building directory will be commensurate with the Tenant's Percentage. Tenant's sign on the Building must be approved by Landlord, the City of Roseville Project Review Committee and all other governmental agencies having jurisdiction over the sign. In addition to complying with applicable law, Tenant's sign must comply with all governmental rules, regulations and ordinances governing Tenant's sign and with the Johnson Ranch Signage Criteria for 2220, 2240, 2250, 2260 and 2270 Douglas Boulevard, Roseville, California. Landlord will not deny Tenant's sign if Tenant's sign is in compliance with all governmental rules, regulations and ordinances governing Tenant's sign and with the Johnson Ranch Signage Criteria.

                  With respect to any sign installed by Tenant or on behalf of Tenant, Tenant shall promptly perform and pay the cost of all of the following:
(i) design and fabrication; (ii) installation; (iii) maintenance of Tenant's sign in good order and condition; (iv) repairs to Tenant's sign; (v) removal not later than the last day of the Term whether by expiration OR EARLIER termination of the Lease; and (vi) repairs of any damage to the Building or the monument caused by Tenant's sign or the removal thereof; and to Landlord's reasonable satisfaction, returning the Building or the monument to the condition which existed prior to installation of Tenant's sign, including, without limitation, patching holes and painting so that no visible evidence of the sign can be seen. Any additional charge for the electricity for Tenant's sign shall be paid by Tenant concurrently with the monthly rent payment. Tenant shall remove the sign and make repairs required by this Paragraph 49 within five (5) days after receipt of notice from LANDLORD terminating Tenant's right, and prior to expiration of the Lease.

                  Tenant acknowledges and agrees that any sign rights granted by Landlord are not exclusive. Landlord may allow other tenants to place signs on the Building or on the monument; provided, however, no other sign shall be permitted on the northwest side of the Building. Any right to have a sign on the Building or the monument shall cease and terminate if this Lease is assigned or otherwise transferred, or the Premises or any part thereof are sublet, or if an event of default occurs. As an exception to the foregoing, Landlord will allow Tenant to transfer the right to the Building sign twice in connection with an assignment of the Lease to an entity engaged in retail banking operations following a merger, consolidation, sale or other transfer of assets by Tenant provided as follows: (1) On the first assignment, the assignee has total assets equal to a minimum of $135,343,000 adjusted for inflation and total equity capital equal to 125% of Tenant's total equity capital at the time of execution of the Lease adjusted for inflation, and (2) On the second assignment, the assignee has total assets equal to a minimum of $135,343,000 adjusted for inflation and total equity capital equal to 200% of Tenant's total equity capital at the time of execution of the Lease adjusted for inflation. For purposes of the foregoing, Tenant's current total equity capital is $11,991,000. Adjustments for inflation will be based on an increase in the Index using September 1996 as the base month and the Index last published prior to the assignment as the comparison month

                  Tenant shall not conduct any auction on the Premises or in the Building.

         50. MODIFICATION FOR LENDER. If, in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

         51. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

         52. AUTHORITY. Each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

         53. INTEREST ON UNPAID RENT. Rent not paid when due shall bear interest from the date due until paid at the rate of fifteen percent (15%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less.

         54. DISPUTED SUMS. If Tenant disputes any amount due Landlord under the terms of this Lease, including, without limitation, Direct Expenses or sums advanced by Landlord to cure Tenant's default, Tenant shall pay the amount demanded by Landlord. Upon resolution of the dispute, whether by agreement, settlement or judgment entered following litigation, any amount to be refunded by Landlord shall be paid within thirty (30) days of resolution of the dispute. Failure by Tenant to pay any disputed sum until resolution shall constitute a default under this Lease.

         55. OPTION TO EXTEND. Landlord hereby grants to Tenant the right and option to extend the term of this Lease for one (1) additional period of five (5) years (the "Option Term"). Provided Tenant is not in default under the Lease with any applicable cure period having expired, Tenant may exercise the option by sending written notice to Landlord at least one hundred eighty (180) days prior to the expiration of the term. Annual Basic Rent for the Option Term shall be the Annual Basic Rent (adjusted for any allowances for tenant improvements or other tenant concessions) being entered into for comparable space in buildings located at 2220, 2240 and 2260 Douglas Boulevard, Roseville, California, for the period of four (4) months prior to the date the Option Term is to commence. In no event shall the Annual Basic Rent be less than the Annual Basic Rent in effect at the time of exercise of the option. The Direct Expense Base shall be the actual expenses for the calendar year in which the Option Term commences. If Tenant is in default on the date the Option Term is to commence with any applicable cure period having expired, at Landlord's option, the Option Term shall not commence and this Lease shall expire at the end of the term as described in Paragraph 3 above. This option to extend is personal to Tenant and may not be exercised by any assignee or subtenant. If and only if Tenant is represented by a broker during the discussions concerning Tenant's exercise of its option to extend and a commission for the extension is actually paid by Landlord to Landlord's broker, Tenant's broker shall receive one-half of the commission paid to Landlord's broker.

         56. EXPANSION RIGHTS. Suite 110 (comprised of 2,203 rentable square feet) is currently leased to Countrywide Funding Corporation with a term ending June 24, 1998. Countrywide has the option to extend the term for an additional period of two (2) years. The Landlord is willing to give Tenant the right to expand into Suite 110 upon the expiration of the Countrywide lease term, either on June 24, 1998 or at the expiration of the two-year extended term. Landlord shall send written notice to Tenant that Countrywide is not exercising its option to extend its term, or, if applicable, prior to the expiration of the two-year extended term. The lease terms for Suite 110 shall be the same as the lease terms for Suite 100, other than the annual rental rate and the provisions regarding the tenant improvement allowance. The annual rental rate shall be the same rent (adjusted for any allowances for tenant improvements or other tenant concessions) being entered into for comparable space in buildings at 2220, 2240 and 2260 Douglas Boulevard for the period of four (4) months prior to the date the expansion area is to be occupied by Tenant. Tenant and Landlord shall have ninety (90) days from the date of Landlord's notice to agree in good faith upon the rental rate and the tenant improvement allowance to be granted by the Landlord with respect to the expansion space, if any. If agreement is not reached before the end of the ninety 90 days, Tenant's rights to expand into Suite 110 shall terminate. If and only if Tenant is represented by a broker during the discussions concerning Tenant's expansion and a commission for the expansion is actually paid by Landlord to Landlord's broker, Tenant's broker shall received one-half of the commission paid to Landlord's broker.

         Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

         EXHIBITS "A," "A-1," "A-2," "A-3," "B" and "C" attached hereto are incorporated herein by reference.

         IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

LANDLORD.                                        TENANT:

LUM YIP KEE, LIMITED,                            AMERICAN RIVER BANK, a
a Hawaii corporation                             California corporation

By: /s/                                          By: /s/ WILLIAM L. YOUNG
    -----------------------------                -----------------------------
Its:                                             Name: William L. Young
Date:                                            Its:  President /CEO
                                                 Date: 8/29/96

SAN TEI COMPANY,                                 By: /s/ DAVID T. TABER
a Hawaii limited partnership                         -------------------------
                                                 Name:  David Taber
                                                 Its:   EVP
By:      TUNG TE CORPORATION,                    Date:  8/29/96
         General Partner
         By: /s/
             ----------------------------
         Its:
Date:

Doing business as Sandalwood Land Company

                                   EXHIBIT A-2
                                   PRELIMINARY
                       TENANT IMPROVEMENT COST ITEMIZATION

TENANT:                    American River Bank
BUILDING:                  2240 Douglas Boulevard
SUITE NUMBER:              100
SQUARE FEET:               U-3,445; R-3,790
SPACE PLANNER:             Stafford Space Planning
PLAN NUMBER:               PSP - A.1
DATE OF PLANS:             March 14, 1996
                           March 26, 1996
ESTIMATED BY:              HMH
CHECKED BY:                TR
DATE:                      March 27, 1996

---------------------------------------------- ---------------------------------
ITEM                                           AMOUNT
---------------------------------------------- ---------------------------------
General Conditions                             $14,092
---------------------------------------------- ---------------------------------
Demolition                                     5,550
---------------------------------------------- ---------------------------------
Casework Storage Room                          1,960
---------------------------------------------- ---------------------------------
         Safety Deposit Viewing Room           260
---------------------------------------------- ---------------------------------
         Employee Lounge                       1,930
---------------------------------------------- ---------------------------------
         ATM Storage                           1,585
---------------------------------------------- ---------------------------------
         Angle Back Counter                    3,655
---------------------------------------------- ---------------------------------
         Merchant Teller                       840
---------------------------------------------- ---------------------------------
         Front Angle Counter                   16,650
---------------------------------------------- ---------------------------------
         3 Pass-through Gates                  4,950
---------------------------------------------- ---------------------------------
         Partitions                            525
---------------------------------------------- ---------------------------------
Acoustical Ceiling - Repairs                   3,240
---------------------------------------------- ---------------------------------
Doors, Frames & Hardware                       6,020
---------------------------------------------- ---------------------------------
Carpentry                                      3,750
---------------------------------------------- ---------------------------------
Metal Studs/DrywalI/I nstallation              8,415
---------------------------------------------- ---------------------------------
Final Clean                                    425
---------------------------------------------- ---------------------------------
Interior Windows                               4,423
---------------------------------------------- ---------------------------------
Paint/Stain/Lacquer                            7,450
---------------------------------------------- ---------------------------------
Ceramic Tile                                   970
---------------------------------------------- ---------------------------------
Floor Covering                                 10,130
---------------------------------------------- ---------------------------------
Mechanical                                     2,510
---------------------------------------------- ---------------------------------
Electrical                                     17,176
---------------------------------------------- ---------------------------------
Plumbing                                       4,480
---------------------------------------------- ---------------------------------
Fire Protection                                2,160
---------------------------------------------- ---------------------------------
Vertical Blinds                                645
---------------------------------------------- ---------------------------------
Wall Covering - Allowance                      2,160
---------------------------------------------- ---------------------------------
Appliances                                     700
---------------------------------------------- ---------------------------------
Corridor Wallcover Remove and Re-Paint         1,680
                                               -----
---------------------------------------------- ---------------------------------
         Sub-total                             128,331
---------------------------------------------- ---------------------------------

---------------------------------------------- ---------------------------------
Contractor's Fee @ 8%                          10,266
---------------------------------------------- ---------------------------------
Contingency                                    2,500
---------------------------------------------- ---------------------------------
Space Planning, Construction Drawings,         5,903
Blueprint Allowance
---------------------------------------------- ---------------------------------
Permit Allowance                               1,500
---------------------------------------------- ---------------------------------
Construction Administration - SF               1,722
---------------------------------------------- ---------------------------------
                  TOTAL                        $150,222
---------------------------------------------- ---------------------------------
                                               43.61 per usable square foot
---------------------------------------------- ---------------------------------
Total to be furnished and installed by         $103,350
Landlord's contractor
---------------------------------------------- ---------------------------------
                                               $30.00 per usable square foot
---------------------------------------------- ---------------------------------
Total to be Installed by Landlord's contractor $46,872
and paid for In cash by Tenant In accordance
with Paragraph I I of the Work Letter Agreement,
"Payment for Above-Allowance Work".
---------------------------------------------- ---------------------------------

NOTES:

1    All costs are based on the building standard specifications.
2. Prices shown are based on allowances only, these costs are for budget purposes only.
3. Prices shown are preliminary and are subject to adjustments due to final City approved drawings and final Contractor's estimates.
4.   Telephone and computer cabling furnished and Installed by Tenant.
5.   Wall cover Is an allowance only for fabric.
6.   Add for Bristol Point Carpet = $3,059.00.
7.   Add for Milano Carpet = $12,851.00.
8.   Add for upgraded site lights (ATM) = $3,223.00.
9.   Add for sheet metal backing at safe deposit = $900.00.
10.  Add for Face Frame construction at casework = $2,405.00.
11.  Add for HVAC unit for ATM Room = $6,900.00.


LANDLORD:                                     TENANT:

 LUM YIP KEE, LIMITED,                        AMERICAN RIVER BANK,
a Hawaii corporation                                   a California corporation

 By: /s/                                      By:   /s/ WILLIAM L. YOUNG
     ------------------------------                 ----------------------------
 Its                                          Name: William L. Young
 Date:                                        Its:  President/CEO
                                              Date:   8/29/96

 SAN TEI COMPANY,                             By:   /s/ DAVID T. TABER
 a Hawaii limited partnership                       ----------------------------
                                              Name: David Taber
 By:     TUNG TE CORPORATION,                 Its:  EVP
         General Partner                      Date:   8/29/96
 Date:
 Doing business as Sandalwood Land Company

                                   EXHIBIT A-3
                        TENANT IMPROVEMENT SPECIFICATIONS
                               FOR ALLOWANCE WORK

 ITEM                                      SPECIFICATIONS

-------------------------- -----------------------------------------------------
Partitioning:              3-5/8"  metal  studs  at 24" on  center  with  5/8"
                           drywall  9'2"  high.  Corridors  to be  fire  rated
                           drywall.  Walls  to  be  painted  to be  taped  and
                           textured.  Walls  to  receive  wallcovering  to  be
                           taped and sanded  smooth.  Walls to be sealed  with
                           foam  tape  where  wall   partition   joins  window
                           sections.
-------------------------- -----------------------------------------------------
Doors:                     Calwood or equal prefinished solid core plain sliced
                           red oak doors with hardwood edges sized 3'0" x 8'10"
                           x 1-3/4". Corridor doors to be 20 minute labeled.
                           Door frames to be 9'0" high metal, 20 minute labeled
                           as approved by project architect.
-------------------------- -----------------------------------------------------
Door Hardware:             ENTRY DOORS: Hardware to be two (2) pair ball bearing
                           hinges with closer, floor stops and Schlage Oly "D"
                           series or equal mortise lock, all with polished
                           chromium finish.
                           PASSAGE DOORS: Hardware to be two (2) pair hinges
                           with floor or wall stop as required and Schlage Oly
                           "D" series or equal passage or locking lock, all with
                           polished chromium finish.
                           DOOR CLOSERS: 4041 CUSH or equal.
-------------------------- -----------------------------------------------------
Ceiling:                   T-BAR GRID: Donn DXL fire rated T-bar Grid suspension
                           system.
                           CEILING TILE: 2' x 4' Armstrong "Minaboard" flat
                           lay-in, nondirectional, fissured acoustical tile.
-------------------------- -----------------------------------------------------
Floor Covering:            Carpet: Carpet: Designweave "Westbridge IT" DuPont
                           Antron, dense tufted cut pile, continuous filament
                           nylon with 30 ounce per square yard pile weight, .218
                           inch pile height, 11.0 stitches per inch, direct glue
                           down installation.
-------------------------- -----------------------------------------------------
Exterior Window Covering:  Graber 3-1/2" PVC "Suntura" white vertical louvre drapes suspended from a Graber G-71 2" x 1-3/4"
                           headrail.
-------------------------- -----------------------------------------------------
Electrical Duplex ouytlets: OUTLETS:  Specification  grade  Hubbell CR series, or equal.
                            WIRING: T.H.H.N. No. 12.
-------------------------- -----------------------------------------------------
Elecgtrical Wall Switches: Specification grde Hubbell CS series, or equal
-------------------------- -----------------------------------------------------
Light Fixtures:            FLUORESCENT  FIXTURES:  2' x 4' Lithonia Model No.
                           2PM3GB340-186-ES-SLP,  18 cell, parabolic,  3 lamp
                           fixture, or equal.
                           FIXTURE LENS LIGHT BULBS:  Lithonia 1.10 lens with
                           cool white fluorescent tubes.
-------------------------- -----------------------------------------------------
Wall Paint:                All walls to be painted with one finish coat.
-------------------------- -----------------------------------------------------
Fire Sprinklers:           Semi-recessed chrome heads with chrome ceiling
-------------------------- -----------------------------------------------------

                                    EXHIBIT B
                              WORK LETTER AGREEMENT

Gentlemen:

         You (hereinafter called "Tenant") and we (hereinafter called "Landlord") are executing simultaneously with this Work Letter Agreement ("Agreement"), a written Standard Form Office Lease (the "Lease") covering those certain premises more particularly described in Exhibits "A" and "A-I" to the Lease (the "Premises") in the building addressed at 2240 Douglas Boulevard, Roseville, California.

         To induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

         1. DEFINITIONS. Unless otherwise defined in this Agreement, the capitalized terms used herein shall have the meaning assigned to them in the Lease.

         2. REPRESENTATIVES. Landlord hereby appoints Todd Rudd as Landlord's representative to act for Landlord in all matters covered by this Agreement. Tenant hereby appoints David Taber as Tenant's representative to act for Tenant in all matters covered by this Agreement. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Agreement shall be related to Landlord's representative or Tenant's representative, as the case may be. Tenant will not make any inquiries of or request to, and will not give any instructions or authorizations to, any other employee or agent of Landlord, including Landlord's architects, engineers, and contractors or any of their agents or employees, with regard to matters covered by this Agreement. Either Landlord or Tenant may change its representative at any time by written notice to the other.

         3. TENANT SPACE PLAN AND PRELIMINARY TENANT IMPROVEMENT COST ITEMIZATION. Landlord and Tenant hereby approve the preliminary space layout and improvement plan for the premises (the "Tenant Space Plan") attached to the Lease as Exhibit "A-1" and Landlord's itemization of the cost of constructing the improvements to the Premises desired by Tenant ("Tenant Improvement Cost Itemization") attached to the Lease as Exhibit "A-2". The Tenant Improvement Cost Itemization does not include the cost of the installation of the ATM, which is discussed below in paragraph 7. Landlord agrees to cause the improvements to be constructed for an amount not exceeding the Tenant Improvement Cost Itemization, subject to increase caused by (i) any changes in the Tenant Working Drawings required by the governmental authority issuing the building permits for the leasehold improvements; or (ii) any changes, modifications, or change orders requested by Tenant; or (iii) any delay by Tenant enumerated in Paragraph 12 below that increases the cost of construction.

         4. TENANT WORKING DRAWINGS. Based upon the approved Tenant Space Plan, Landlord will, through Landlord's architect or space planner, cause working drawings for the improvements to the Premises ("Tenant Working Drawings") to be prepared and delivered to Tenant within a reasonable period of time after execution of the Lease. The Tenant Working Drawings will include all architectural, mechanical and electrical engineering plans required for the issuance of permits and the completion of the leasehold improvements including complete detailed plans and specifications for Tenant's partition layout, reflected ceiling, heating and air conditioning, electrical outlets and switches, telephone outlets, plumbing, fire sprinklers and finish specifications. It is further agreed that all plans and specifications referred to in this Paragraph 4 above are subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld. The Tenant Working Drawings shall not include the plans for the installation of the ATM. Landlord's preparation or approval of the Tenant Working Drawings, the Tenant Space Plan and any other plans or specifications shall not constitute any representation as to the adequacy, efficiency, performance or desirability of any space plan or improvements. Tenant shall furnish Landlord, within five (5) business days after Landlord's request, all information necessary to enable Landlord to complete the Tenant Working Drawings. Any interior design services, such as selection of paint colors, wall coverings, fixtures, furnishings, carpeting or design of millwork or other special items shall be provided by Tenant at its expense, but shall be subject to the reasonable approval of Landlord. Tenant shall furnish Landlord, within five (5) business days after Landlord's request, all interior design information necessary to enable Landlord to complete the Tenant Working Drawings.

         5. NO SUBSTITUTIONS OR CREDITS. Notwithstanding any other provision of this Agreement, Tenant acknowledges that Landlord requires that the Premises and the Leasehold Improvements meet the specifications set forth on Exhibit "A-3" attached to the Lease and by this reference made a part hereof. In order to preserve uniformity and the construction standards of the Building, Tenant shall be entitled to make no substitutions, or alterations to the specifications set forth in Exhibit "A-3" to the Lease.

         6. COST OF CONSTRUCTION AND PLANS. In connection with the Leasehold Improvements to be constructed by Landlord, Landlord shall contribute the following allowances (collectively, the "Allowance"): (i) $3445 for demolition of the existing improvements; (ii) $3445 for preparation of the Tenant Space Plan and Tenant Working Drawings; and (iii) $96,460 for construction of the Leasehold Improvements. If the cost of any or all of the foregoing three categories exceeds the specific amount designated as the Allowance for that category, Tenant shall pay such excess (the "Above-Allowance"). If the actual cost of any or all of the foregoing categories is less than the amount of the Allowance, Landlord shall retain the excess. The cost to install the ATM by Tenant's contractor and the cost to supervise the installation by Landlord's contractor shall be at Tenant's sole expense and shall be included as part of the Above-Allowance for purposes of paragraph 11.

        7. INSTALLATION OF ATM. Tenant desires to install an ATM in connection with the operation of its business in the Premises. Tenant shall be responsible for all costs for the design, working drawings and installation of the ATM. Tenant shall have Tenant's architect prepare working drawings for the installation of the ATM. The ATM working drawings shall be subject to Landlord's prior written approval. Landlord agrees to review the ATM working drawings promptly upon receipt from Tenant. For the installation of the ATM, Tenant shall have two options: (1) the ATM shall be installed by Landlord's general contractor pursuant to a separate contract between Tenant and the general contractor, or (2) if Tenant chooses to use another contractor to install the ATM, that contractor shall be considered a subcontractor of Landlord's general contractor and Tenant shall provide Landlord a written change order for the work which shall include the cost of Landlord's contractor's overhead and profit (not to exceed 10%) and supervision. Once the cost of the installation of the ATM is determined by execution of a contract with Landlord's contractor if option (1) is selected, or by delivery of a change order if option (2) is selected, Tenant shall deposit with the Escrow Holder (defined below in paragraph 11), (a) 50% of the cost of the ATM installation no later than five (5) days prior to the commencement of the ATM installation, (b) 25% of the cost of the ATM installation within five
(5) days of notice from Landlord's general contractor that 50% of the ATM installation is completed, and (c) 25% of the cost of the ATM installation within five (5) days of notice from Landlord's general contractor that the ATM installation is completed. The monies deposited for the ATM installation shall be disbursed by Escrow Holder to pay the contractor upon receipt of the items
(a) through (i) identified in paragraph 11 below.

         8. APPROVAL OF TENANT WORKING DRAWINGS. Tenant will deliver to Landlord written approval of the Tenant Working Drawings within five (5) business days after Tenant receives such items.

         9. MODIFICATIONS TO TENANT WORKING DRAWINGS. Tenant may reject the Tenant Working Drawings if there is a variance in design from the Tenant Space Plan. In such event, Landlord will promptly revise the Tenant Working Drawings. Landlord will act in a reasonably diligent manner in approving or rejecting modifications to the Tenant Working Drawings requested by Tenant and in causing revised Tenant Working Drawings (reflecting approved modifications) and a revised Tenant Improvement Cost to be prepared. Tenant shall approve or reject (subject to the limitation set forth in the first sentence in this paragraph) such revised Tenant Working Drawings and revised Tenant Improvement Cost within a period of five (5) days after receipt. Each day after such five (5)-day period until Tenant approves or rejects the revised Tenant Working Drawings and executes and returns to Landlord a revised Tenant Itemization will constitute delay chargeable to Tenant. Landlord shall resubmit the revised Tenant Working Drawings until they are approved by the Tenant. The parties agree to act diligently and in good faith in their dealings to approve the Tenant Working Drawings as expeditiously as possible. If the Tenant Working Drawings are not finally approved by September 27, 1996, either party may terminate the Lease or the parties may mutually agree to extend the date set forth in paragraph 4 of the Lease.

         10. EFFECT OF APPROVAL. Tenant's approval of Tenant Working Drawings (initial or revised) will constitute Tenant's acknowledgment that such drawings correctly depict the proper layout and design for any and all improvements to the Premises desired by Tenant and will constitute authorization to Landlord to proceed with and complete construction of Leasehold Improvements in the Premises. All of the work called for by the Tenant Working Drawings will be performed by one or more contractors engaged by Landlord. Following approval of the Tenant Working Drawings, Landlord will submit the Tenant Working Drawings to the appropriate governmental authorities for necessary approvals and building permits.

         11. PAYMENT FOR ABOVE-ALLOWANCE WORK . The Above-Allowance shall be paid in three installments. Upon Tenant's approval of the Tenant Working Drawings, Tenant shall deposit fifty percent (50%) of the actual cost of the Above-Allowance Work into an interest bearing escrow account with North American Title Insurance Company, 2240 Douglas Boulevard, Roseville, California (the "Escrow Holder") to be held in escrow during the construction of the Leasehold Improvements. Twenty-five percent (25%) of the Above-Allowance shall be deposited by Tenant with Escrow Holder within five (5) days from notice by Landlord to Tenant that fifty percent (50%) of the Leasehold Improvements have been completed. The balance of the Above-Allowance shall be deposited by Tenant with Escrow Holder within five (5) days from notice by Landlord to Tenant that the Leasehold Improvements are completed as evidenced by the issuance of a temporary certificate of occupancy and the completion of all punchlist items. The Above-Allowance shall be disbursed by Escrow Holder to pay the contractor(s) upon receipt of the following by Escrow Holder:

                  a) A draw request signed by the contractor(s) accompanied by invoices, receipts or other evidence documenting the draw request.

                  (b) An executed Conditional Waiver and Release Upon Progress Payment from the contractor(s) and subcontractor for the amount of work completed for which payment is sought.

                  (c) Written certification from the Landlord's space planner, and the contractor(s) that the Leasehold Improvements as constructed to date conform to the Working Drawings (as such term is defined in the Lease).

                  (d) Written approval from Landlord and Tenant to disburse the requested amounts. A ten percent (10%) retention will be shown on each draw request and will be disbursed following completion of the Leasehold Improvements.

The ten percent (10%) retention amount shall be disbursed to the contractor(s) when all of the following have occurred:

                  (e) At least sixty-five (65) days have elapsed following recordation of a notice of completion of the Leasehold Improvements or, if contractor(s) provides an Unconditional Waiver and Release upon Final Payment, at least thirty-five (35) days have elapsed following recordation of the notice of completion of the Leasehold Improvements.

                  (f) Written notice from Landlord and Tenant that contractor(s) has completed the items of construction set forth in the punchlist and Tenant has accepted possession of the Premises.

                  (g) Verification that no claim of lien has been recorded against the Premises, the Building or the land on which the Building is situated.

                  (h) The final certificate of occupancy for the Premises has been received.

                  (i) Written instructions from the Landlord and Tenant confirming that the funds deposited with Escrow Holder may be released in accordance with these provisions.

         Upon request, Tenant shall execute escrow instructions incorporating the disbursement procedures detailed in this paragraph 11.

         Interest earned on the Above-Allowance shall be paid to Tenant.

         Should Landlord waive any of the standard Building criteria set forth in Exhibit "A-3" to the Lease, Tenant shall not be entitled to any credit therefor. Landlord shall not be obligated to commence any construction (including any ordering or purchasing of materials) of Tenant's improvements until Tenant has approved the Tenant Working Drawings, and has paid Landlord fifty percent (50%) of the cost of the Above-Allowance Work. All amounts payable by Tenant under this Agreement shall constitute additional rent under the Lease, and Landlord shall have the same remedies against Tenant for default in the payment thereof as in the case of Tenant's failure to pay any other sum due under the Lease.

        12. COMPLETION AND RENTAL COMMENCEMENT DATE. Tenant's obligation for the payment of rent pursuant to the Lease will commence on the Commencement Date as set forth in the Lease; however, such payment of rent may be delayed in the event the substantial completion of the leasehold improvements is delayed by Landlord's actions. If, however, Tenant's occupancy and use of the Premises are delayed as a result of:

                  (a) Tenant's failure to timely supply information necessary to complete the Tenant Working Drawings (or revisions to such drawings), or to timely review the Tenant Working Drawings (or revisions to such drawings); or

                  (b) Tenant's request for new work involving Above- Allowance Work; or

                  (c) modifications, revisions and changes to the Tenant Space Plan or Tenant Working Drawings requested by or on behalf of Tenant; or

                  (d) changes in the work requested by or on behalf of Tenant or orders to halt or delay the work given by or on behalf of Tenant; or

                  (e) Any other delay of any kind or nature caused by Tenant or its contractors, architects, space planners or other agents or employees,

then the Commencement Date of the Lease shall be shortened for each calendar day of delay caused by Tenant and the Commencement Date shall be the date the Leasehold Improvements would have been substantially completed (as defined in paragraph 3 of the Lease) had a Tenant delay not occurred. Completion of the ATM installation shall not be a condition to the commencement of the term of this Lease.

         13. PUNCHLIST PROCEDURE. Following Landlord's substantial completion of the Leasehold Improvements, Landlord and Tenant shall inspect the Premises and jointly prepare a punchlist of agreed upon items of construction remaining to be completed by Landlord. Landlord shall complete the items (except any long-lead items) set forth in the punchlist within thirty (30) days after the preparation of the punchlist.

         14. CHANGE ORDERS. Tenant may authorize changes in the work during construction only by written instructions to Landlord's representative on a form approved by Landlord. Also, such changes will be subject to Landlord's prior written approval. Before commencing any change, Landlord will prepare and deliver to Tenant, for Tenant's approval, the change order setting forth the cost of such change, which will include associated architectural, engineering and construction fees, if any, costs due to any delay in construction and ten percent (10%) of the cost of such change for Landlord's contractor's overhead. If Tenant fails to approve such change order within three
(3) days, Tenant will be deemed to have withdrawn the proposed change and Landlord will not proceed to perform that change. If Tenant timely approves such change order, Tenant will within one (1) day of approval of the change order deposit with Escrow Holder any amounts payable by Tenant in connection with the change orders provided in this Paragraph.

         15. ACCESS TO PREMISES PRIOR TO DELIVERY. Landlord shall allow Tenant and its contractors to enter the Premises to permit Tenant to install its cabling for telephone and computers at the point of construction that Landlord's contractor would install such items if it were Landlord's responsibility; provided, however, that prior to such entry into the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that the insurance required to be carried by Tenant under Paragraph 22 ("Insurance") of the Lease shall be in full force and effect at the time of such entry. Tenant and its representatives shall not interfere with Landlord or Landlord's contractor in completing the work required of Landlord under this Agreement and Tenant and its representatives shall be subject to all directives of Landlord and Landlord's contractors in connection with such entry as well as the use of the Building's common areas, restrooms, elevators, truck loading areas and other facilities. Tenant expressly agrees that its contractors shall not play radios, smoke cigarettes, leave trash in the Premises or park their motor vehicles in any portion of the Building's parking lot, except in the area designated by Landlord for such vehicles. Prior to the commencement of any construction in the Premises, Tenant shall provide Landlord's representative a proposed work schedule for Tenant's contractors and other representation, which schedule shall be subject to Landlord's reasonable approval.

         Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry of the Premises by Tenant or its representatives.

         16. NO ROOF ACCESS. Tenant agrees that neither this Agreement nor the Lease grants Tenant any right of access to the roof of the Building. Should Landlord, in connection with this Agreement or the Lease, agree to mount equipment of any nature on the Building roof, such equipment shall, at Landlord's option, either be maintained and installed by Landlord, or maintained and installed under Landlord's direction, unless this Agreement expressly provides otherwise, all at Tenant's expense. Should this Agreement or the Lease permit Tenant to install any equipment on the roof, any modifications to the roof or the roof's structure to accommodate that equipment shall be made at Tenant's sole cost and expense.

         17. EXCESSIVE LOADS. Tenant agrees that should the nature of its layout or any of its equipment, fixtures or furnishings to be placed in the Premises place a burden in excess of the Building's designed load, Tenant agrees to pay Landlord the cost of any modifications to the Building necessary to accommodate Tenant's furniture, furnishings or layout.

         18. ALTERATIONS. Any alterations or improvements desired by Tenant after Landlord's delivery of the Premises shall be subject to the provisions of Paragraph 14 ("Alterations") of the Lease.

If the foregoing correctly sets forth our understanding, please sign this Agreement where indicated below.

LANDLORD:                                  TENANT:

LUM YIP KEE, LIMITED,                      AMERICAN RIVER BANK,
a Hawaii corporation                       a California Corporation

By: /s/                                    By:   /s/ WILLIAM L. YOUNG
    ---------------------------                  -----------------------------
                                           Name: William L. Young
                                           Its:  President/CEO
                                           Date:   8/29/96

SAN TEI COMPANY,                           By:   /s/ DAVID T. TABER
a Hawaii limited partnership                     -----------------------------
                                           Name: David Taber
By: TUNG TE CORPORATION,                   Its:  EVP
    General Partner                        Date:  8/29/96
Date:
By:
Its:
Doing business as Sandalwood Land Company

                                    EXHIBIT C
                              RULES AND REGULATIONS

         1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building or the Premises, including without limitation, the windows and doors of the Premises, without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be professionally printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

         2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

         3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

         4. Landlord will provide a central directory for the Building, and ninety percent (90%) of such directory shall be available for the tenants occupying the Building. The tenants' space on such directory shall be allocated based upon the ratio between the Rentable Area occupied by each tenant and the total Rentable Area within the Building. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

         5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or ft makor any damage to any Tenant's property by the janitor or any other employee or any other person.

         6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall noe or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to

Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

         7. If Tenant requires telegraphic, telephonic, burglar alarm, antenna, satellite dish or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

         8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

         9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

         10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

         11. Tenant shall not use any method of heating or air-conditioning other than supplied by Landlord.

         12. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day. Because the Premises shall be used for retail banking and related financial services, Landlord shall waive the requirement that the window coverings be closed at the end of each business day.

         13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

         14. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

         15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

         16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking services upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

         17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

         18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

         19. Tenant shall not install any radio or television antenna, loudspeaker or other devise on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

         20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

         21. Tenant shall not install, maintain or operate upon the Premises any vending machine without written consent of Landlord.

         22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same.

         23. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

         24. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

         25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory approved microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations..

         26. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

         27. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         30. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

         31. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

         32. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

         33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

         34. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

         35. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

  LANDLORD:                                  TENANT:

 LUM YIP KEE, LIMITED,                       AMERICAN RIVER BANK,
 a Hawaii corporation                        a California corporation

By: /s/                                      By:   /s/ WILLAIM L. YOUNG
    ------------------------------                 -----------------------------
Its:                                         Name: William L. Young
Date:                                        Its:  President /CEO
                                             Date:   8/29/96

 SAN TEI COMPANY,                            By:  /s/
 a Hawaii limited partnership                     ------------------------------
                                             Name:
                                             Its:
 By:  TUNG TE CORPORATION,                   Date:
      General Partner

      By: /s/
          ----------------------------
      Its:
          ----------------------------
      Date:
           ---------------------------
 Doing business as Sandalwood Land Company